Exhibit 99.1

DevvStream Signs Carbon Management Agreement with Energy Efficient Technologies

Partnership expands DevvStream’s pipeline with efficiency-based environmental assets and shared energy-savings revenue

CALGARY, Alberta, June 20, 2025 — DevvStream Corp. (Nasdaq: DEVS), a leading carbon management firm specializing in the development, investment, and sale of environmental assets, today announced a carbon-management agreement with Energy Efficient Technologies (“EET”). EET is an engineering firm that reduces electricity use in commercial buildings by an average 8%–35% and has validated savings for numerous large-scale clients, including a global hospitality group operating more than 8,000 hotels across more than 130 countries, the world’s largest quick-service restaurant network, and one of the world’s largest brewing companies, with flagship beer brands sold in over 100 markets.

Deal highlights

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Two revenue streams. Pursuant to the agreement, DevvStream will receive revenue from EET’s carbon credits and international renewable energy certificates (“I-RECs”) and share in verified utility-bill savings.

■	New vertical. Adds building-efficiency assets to DevvStream’s hydro, solar, waste-to-energy, carbon-capture, and biogas portfolio of projects and partners.
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Large addressable market. EET estimates that deploying its CryoGenX4™ across 8,000 data centers could save (US) $20 billion in power costs, cut 166 billion kWh, and avoid 117 million tonnes of CO₂ per year—showing the scale DevvStream can help monetize.

■	Growing demand. Companies seeking scope-2 reductions increasingly view energy-efficiency credits as a cost-effective decarbonization path.

“We believe EET’s proven record of double-digit energy savings positions us to unlock a high-value stream of efficiency-based credits and cost-sharing revenue,” said Sunny Trinh, CEO of DevvStream. “By layering shared savings on top of carbon- and I-REC monetization, we anticipate further diversifying DevvStream’s income while helping businesses cut costs and emissions.”

“Energy Efficient Technologies has delivered—and independently verified—double-digit energy-use reductions for clients such as Marriott, McDonald’s cold-chain distribution network, Anheuser-Busch, and Cogent Communications data centers,” said Joe Mearman, CEO of EET. “DevvStream’s transparent credit-certification process and global buyer reach provide a trusted pathway to convert those proven savings into high-integrity carbon credits and I-RECs, allowing our customers to capture additional environmental and financial value while we remain focused on engineering efficiency at scale.”

About DevvStream

Founded in 2021, DevvStream is a leading carbon management firm specializing in the development, investment, and sale of environmental assets, energy transition, and innovative carbon management solutions. The Company's mission is to create alignment between sustainability and profitability, helping organizations achieve their climate initiatives while directly improving their financial health.

With a diverse approach to energy transition and carbon markets, DevvStream operates across three strategic domains: (1) an offset portfolio consisting of nature-based, tech-based, and carbon sequestration credits for immediate sale to corporations and governments seeking to offset their most difficult-to-reduce emissions; (2) project investment, acquisitions, and industry consolidation to extend the company’s reach, allowing it to become a full end-to-end solutions provider; and (3) project development, where the company serves as project manager for eligible activities such as EV charging or renewable energy generation in exchange for a percentage of generated credits or I-RECs.

For more information, please visit www.devvstream.com.

About Energy Efficient Technologies

Since 1988, the Energy Efficient Technologies team has been passionate about helping the environment.

The company’s employees began as contractors working with the United States Navy, helping to automate the energy and control systems of nuclear submarines, warships, and aircraft carriers. Their work allowed personnel to focus on their primary tasks, while reducing energy, fuel usage, operation and maintenance costs and improving reliability and survivability. Today, Energy Efficient Technologies has become an industry leader through its continued research and applications. The company’s goal is to help every client reduce their carbon footprint while becoming more energy efficient and profitable. Learn more at www.esquaredt.com.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this news release may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts and generally relate to future events, trends or DevvStream’s future financial or other performance metrics. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. These forward-looking statements include statements regarding DevvStream’s intentions, beliefs, projections, outlook, analyses and current expectations concerning, among other things, DevvStream’s ability to continue as a going concern and to realize the benefits of its recently completed business combination, DevvStream’s ability to remain listed on Nasdaq, the volatility of the market price and the liquidity of DevvStream’s common shares, the impact from future regulatory, judicial, legislative or regulatory changes in DevvStream’s industry, the trends in the carbon credit markets, future performance and anticipated financial impacts of certain transactions by DevvStream or others, the growth and value of the global carbon credit or I-REC market traded value, the potential of carbon credits to provide carbon emission reductions and reduce carbon emissions to limit global warming, estimated CO2 capture, sequestration, decarbonization or storage capacities or potentials of different projects in which DevvStream is investing, DevvStream’s opportunity pipeline and the ability of such opportunities to generate I-RECs, carbon credits, tax credits, or shared savings revenue each year, and the market growth and value of these markets, all of which are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by DevvStream and its management are inherently uncertain and subject to material change. Given these risks, uncertainties, and other factors, you should not place undue reliance on these forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Execution and revenue realization under the agreement are subject to independent validation of energy savings, the issuance of environmental assets by applicable registries, and continued performance by project partners. Successful execution of projects described herein is subject to regulatory approvals and the performance of local partners, and there can be no assurance that all contemplated environmental assets will be issued or monetized. Moreover, there can be no assurance that any future agreements described herein will be executed.

These forward-looking statements are expressed in good faith, and DevvStream believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and DevvStream is under no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in filings made by, or to be made by, DevvStream from time to time with the SEC and with the Canadian securities regulatory authorities. This news release is not an offer to sell or the solicitation of an offer to buy, any securities of DevvStream and this news release is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in DevvStream. All subsequent written and oral forward-looking statements concerning DevvStream or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Contact
ir@devvstream.com
Phone: (408) 365-4348